For yield, price, last transaction,
and current balance, 24 hours,
7 days a week, call:
1-800-638-2587 toll free
625-7676 Baltimore area

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Summit Income Funds(registered trademark).

Invest With Confidence(Registered Trademark)
T. Rowe Price

SUMIN

Annual Report

T. Rowe Price
Summit Income Funds

October 31, 1995

Fellow Shareholders

After giving back some gains during the summer, the bond market rebounded in the last quarter, ending a positive year on a strong note. The Summit Income funds, benefiting from favorable bond market conditions, posted attractive results for the quarter and the year ended October 31.

Market Environment

This was a year that bond investors will remember with great fondness. The market rebounded strongly from a dismal 1994, when a robust economy compelled the Federal Reserve to repeatedly raise key interest rates, culminating in a 6% federal funds rate last February. As the Fed policy took hold, the economy slowed to an annualized growth rate of 2.7% so far this year, down from 4.1% last year.

      The slowing yet fundamentally sound economy, combined with relatively benign inflation, sparked a sustained rally in bond prices. Interest rates fell sharply; the benchmark 30-year Treasury bond yield dropped from 8% a year ago to 6.3% at the end of October.

      In July, amid concern that the economy was losing too much steam, the Fed reversed course, trimming the fed funds target to 5.75%, its first reduction in nearly three years. Bond prices, which had risen in anticipation of the Fed cut, declined slightly afterward when the economy appeared stronger than initially thought.

      However, the market bounced back on continued signs of subdued inflation and the renewed vigor of budget-balancing efforts in Washington. In the last quarter, while interest rates moved moderately compared with their sharp declines earlier in the year, yields on current coupon GNMAs and 90-day Treasury bills dropped by more than 10 basis points, to 7.2% and 5.2%, respectively. The 5-year Treasury note yield dropped by more than 20 basis points, ending at 5.8% (100 basis points is equal to one percentage point).

      In fact, favorable economic fundamentals allowed the market to shrug off political brinkmanship in Washington that threatened

Chart 1 - Interest Rate Levels

the U.S. Treasury's ability to pay its debt. In November, after the end of the fund's fiscal year, a budget dispute between the Republican-led Congress and the Clinton Administration delayed a rise in the Treasury's $4.9 trillion debt ceiling, endangering its ability to meet impending debt obligations. While the threat was shortlived -- the Treasury borrowed funds from other government sources -- the budget battle and the debt ceiling issue remained unresolved. Any further doubt about the federal government's ability to make timely interest and principal payments could hurt bonds in the long run.

Market Strategy and Performance

Cash Reserves Fund

With interest rates dropping, your fund's seven-day compound yield dipped from 5.68% in July to 5.56% at the end of October. We adopted a slightly longer maturity posture than our peers, reflecting our view that the Fed may lower rates due to the slowing economy, moderate inflation, and progress on a balanced budget. At the end of October, the fund's weighted average maturity was 64 days, up from an effective WAM of 61 days last July. (Although the table at the end of this letter shows a WAM of 69 days on July 31, it was effectively eight days shorter because of technical factors related to a callable security). These moves helped your fund turn in good results for the quarter and fiscal year, ahead of the Donoghue peer group average in both periods.

Performance Comparison

                        Periods Ended 10/31/95

                        3 Months       12 Months
                        _________      _________

Cash Reserves Fund         1.38%          5.68%

Donoghue's 1st Tier
  Average*                 1.32           5.39

* Estimated

      We also reduced the fund's exposure to floating rate instruments in favor of fixed rate obligations, which are more attractive in a falling rate environment. As usual, to ensure the safety of principal expected of this fund, we maintained very high credit quality, with nearly 90% of holdings receiving at least our second highest rating. In the months ahead, if the economy and inflation remain subdued as we expect, short-term rates and your fund's yield could move moderately lower.

Limited-Term Bond Fund

Your fund produced good absolute performance for the quarter and fiscal year, but trailed the Lipper peer group average in both periods. In early 1995, when it was not clear that the Fed was finished raising interest rates, we maintained a relatively short effective duration. While a shorter duration protects a fund's share price during periods of rising rates, it restrains price appreciation when interest rates drop. Consequently, the fund's performance lagged its competitors when interest rates dropped sharply in the spring.

Performance Comparison

                                           Periods Ended 10/31/95

                                          3 Months       12 Months
                                          _________      _________

Limited-Term Bond Fund                       1.87%          7.36%
Lipper Short Investment-
Grade Debt Funds Average                     2.10           8.79

      In the last quarter, we maintained a posture similar to our peer group, with an effective duration of 2.1 years, down slightly since the July quarter. We further reduced the fund's exposure to Treasuries (20% of net assets on October 31) in favor of corporates (an aggregate of 37% of net assets). Corporates provide higher income and investment returns than Treasuries, and we minimized the added credit risk by focusing on issuers with improving financial conditions.

GNMA Fund

While GNMA interest rates have been on a roller coaster all year, the overall trend has been down, translating into attractive price appreciation. As a result, your fund enjoyed very strong results, exceeding its peer group average in both the quarter and fiscal year ended October 31.

Performance Comparison

                          Periods Ended 10/31/95

                          3 Months       12 Months
                          _________      _________

GNMA Fund                    3.48%         15.43%
Lipper GNMA
Funds Average                2.94          14.07

      The evidence indicates that mortgage prepayments, which can reduce total return on GNMAs, will remain far below their 1993 peaks, despite sharply lower interest rates. Nevertheless, mortgage security prices lagged those of comparable Treasuries because investors assumed prepayments would surge. We maintained our exposure to GNMAs at well over three quarters of net assets, focusing on new, lower-coupon securities purchased at a discount. If interest rates fall, the prices of these securities will rise closer to par value. Some of them were purchased in the forward market, providing the liquidity to change our coupon mix efficiently. We also hold higher-coupon issues trading at a premium, which offer attractive income. In anticipation of lower interest rates, we increased the fund's exposure to Treasuries to 16% of net assets, mainly by purchasing a long Treasury bond.

      Balancing these holdings in case interest rates rise is a 2% position in interest only (IO) CMOs. The combination of long-term Treasuries and IOs results in a high-yielding portfolio offering protection against sharp fluctuations in interest rates, while the mortgage securities should perform well in a stable rate environment. Overall, we held the fund's duration, a measure of its price sensitivity to changing interest rates, steady at five years.

Outlook

While preliminary reports indicate the economy grew at a robust 4.2% rate in the third quarter, we believe it will grow at its historical pace of around 2.5% for the year. Inflation should remain moderate. The economic expansion is now into its fifth year, with little likelihood of a near-term recession.

      We expect the bond market to perform well under these conditions. The possibility of a further ease by the Fed would increase if progress were made on reducing the federal deficit. However, bond prices could be hurt if the budget battle drags on.

      Respectfully submitted,



      William T. Reynolds
      Director, Fixed Income Division

November 17, 1995

Sector Diversification

Summit Cash Reserves Fund

                                                  Percent of Net Assets

                                                   7/31/95      10/31/95
                                                  ________      ________

Commercial Paper                                     55%          60%
 Negotiable CDs/BNs Foreign and Domestic             28           23
 Foreign and Canadian Government
 and Municipalities                                  14           10
 All Other                                            3            7
Fixed Rate Obligations                               86           91
Floating Rate Instruments                            14            9

Summit GNMA Fund

                                                  Percent of Net Assets

                                                   7/31/95     10/31/95
                                                  ________     ________

GNMA                                                 90%          89%
Government Agencies                                   7            7
Agency-Backed STRIPs                                  3            2
U.S. Treasury Securities                             12           16
 All Other                                          -12          -14

Summit Limited-Term Bond Fund

                                                  Percent of Net Assets

                                                   7/31/95     10/31/95
                                                  ________     ________

Mortgage-Backed Securities                            25%         25%
U.S. Treasury Obligations                             35          20
Corporates
 Banking and Finance                                   8          12
 Industrial                                            7           9
 Brokers/Dealers                                       3           4
 Broadcasting/Media                                    2           4
 Consumer Products                                     1           4
 Other Corporate                                       4           4
All Other                                             15          18



Financial Summary

                             Net Asset Value        Dividend Per Share        Dividend Yield*
                                Per Share             3 Months Ended          3 Months Ended
                            ________________         ________________        ________________

                            7/31/95   10/31/95       7/31/95   10/31/95     7/31/95   10/31/95
                            _______    _______       _______    _______     _______    _______

Cash Reserves Fund           $1.00      $1.00         $0.014     $0.014       5.68%      5.56%
Limited-Term Bond Fund        4.64       4.65          0.08       0.08        6.61       6.55
GNMA Fund                     9.65       9.81          0.18       0.17        7.28       7.13

*    Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period. Cash Reserves fund reports a seven-day compound yield.

Quality Diversification

                                 Quality Ratings as of 10/31/95*         Weighted Average Quality*
                                ________________________________          ______________________

                                1        2        3       4      5-10      7/31/95     10/31/95
                              ____     ____     ____    ____     ____      _______      _______

Cash Reserves Fund              21%      68%      11%      -        -        1.8          1.9
Limited-Term Bond Fund          56        9       18      11%       6%       1.8          2.0
GNMA Fund                      100        -        -       -        -        1.0          1.0

*    On a T. Rowe Price scale of 1 to 10, with Grade 1 representing the highest credit quality.

Duration and Maturity

                                         Weighted Average                     Weighted Average
                                    Effective Duration (years)                Maturity (years)
                                      ______________________               ______________________

                                     7/31/95         10/31/95             7/31/95         10/31/95
                                     _______          _______             _______          _______

Cash Reserves Fund                     -                -                    69*              64*
Limited-Term Bond Fund                 2.4              2.1                 3.3              3.1
GNMA Fund                              5.0              5.0                 9.0             10.1

*    Maturity is in days.


Chart 2 - Performance Comparison

Chart 3 - Performance Comparison

Chart 4 - Performance Comparison

Average Annual Compound Total Returns

Periods ended 10/31/95

                                                         Since Inception
                                                1 Year      10/29/93
                                                ______    _____________

Cash Reserves*                                   5.68%         4.62%
Limited-Term Bond                                7.36          3.24
GNMA                                            15.43          6.52

     Investment return and principal value represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase.

* An investment in the Cash Reserves Fund is not insured or guaranteed by the U.S. government.

Statement of Net Assets
T. Rowe Price Summit Cash Reserves Fund / October 31, 1995
(amounts in thousands)

                                                       Amount     Value
                                                       ______     _____

Auto-Backed - 0.6%

Banc One Auto Trust, 6.363%,
4/15/96. . . . . . . . . . . . . . . . . . . . . .    $  1,081  $  1,082
John Deere Owner Trust, VR, 5.813%,
11/15/95 . . . . . . . . . . . . . . . . . . . . .       1,382     1,382
Total Auto-Backed (Cost $2,463)                                    2,464

Bank Notes - 6.0%

Bank of New York (Delaware), 5.92%,
10/24/96 . . . . . . . . . . . . . . . . . . . . .      10,000     9,995
Boatmen's Bank, VR, 5.875%,
11/15/95 . . . . . . . . . . . . . . . . . . . . .       4,000     3,999
Lasalle National Bank, 5.80%,
11/20/95 . . . . . . . . . . . . . . . . . . . . .       8,000     8,000
PNC Bank, N.A., VR, 5.825%,
11/20/95 . . . . . . . . . . . . . . . . . . . . .       4,000     3,999
Total Bank Notes (Cost $25,998)                                   25,993

Certificates of Deposit - 17.3%

Banco Bilbao Vizcaya, (London), 5.75%,
3/15/96. . . . . . . . . . . . . . . . . . . . . .       5,000     4,999
Banque Nationale de Paris, 5.805%,
1/26/96. . . . . . . . . . . . . . . . . . . . . .       5,000     5,000
Bayerische Hypotheken, 5.80%,
1/8/96 . . . . . . . . . . . . . . . . . . . . . .      10,000     9,999
Bayerische Vereinsbank, (London), 5.79%,
1/10/96. . . . . . . . . . . . . . . . . . . . . .       5,000     4,999
Credit Suisse, 5.64%, 1/17/96. . . . . . . . . . .       3,000     2,998
Fifth Third Bank, 6.08%, 11/10/95. . . . . . . . .       3,000     3,000
Mercantile Safe Deposit & Trust, 6.00%,
11/30/95 . . . . . . . . . . . . . . . . . . . . .       5,000     5,000
National Bank Canada, VR, 5.867%,
11/24/95 . . . . . . . . . . . . . . . . . . . . .       5,000     4,999
National Westminster Bank, 6.125%,
11/8/95. . . . . . . . . . . . . . . . . . . . . .       4,000     4,000
NBD Bank, N.A., 5.775%, 11/2/95. . . . . . . . . .      13,000    13,000
Royal Bank of Scotland, (London), 5.72%,
1/22/96. . . . . . . . . . . . . . . . . . . . . .       5,000     4,998
Societe Generale, 5.76 - 6.82%,
1/8 - 3/7/96 . . . . . . . . . . . . . . . . . . .       7,000     7,004
Union Bank Switzerland, 5.77%,
12/28/95 . . . . . . . . . . . . . . . . . . . . .       5,000     4,999
Total Certificates of Deposit
(Cost $75,000)                                                    74,995

Commercial Paper - 64.3%

Allied Signal, 5.74%, 11/8/95. . . . . . . . . . .       2,800     2,792
American Home Products, 4(2), 5.77%,
11/3/95. . . . . . . . . . . . . . . . . . . . . .       2,000     1,999
Asset Securitization Cooperative, 4(2),
5.65 - 5.75%, 11/7 - 12/8/95 . . . . . . . . . . .      17,000    16,834
AT&T, 5.70%, 1/24/96 . . . . . . . . . . . . . . .       5,000     4,915
B.B.V. Finance (Delaware), 5.61%,
1/26/96. . . . . . . . . . . . . . . . . . . . . .       3,000     2,915
Barnett Banks, 5.78%, 11/9/95. . . . . . . . . . .       6,300     6,271
BMW U.S. Capital, 5.65 - 5.75%,
11/13 - 12/20/95 . . . . . . . . . . . . . . . . .       9,500     9,378
British Gas Capital, 5.73%,
11/17/95 . . . . . . . . . . . . . . . . . . . . .       1,820     1,807
Countrywide Funding, 5.77%,
11/13/95 . . . . . . . . . . . . . . . . . . . . .       6,300     6,267
Cregem North America, 5.60%,
12/29/95 . . . . . . . . . . . . . . . . . . . . .       5,000     4,854
Delaware Funding, 5.72%, 12/15/95. . . . . . . . .      12,000    11,859
Deutsche Bank Financial, 5.875%,
11/1/95. . . . . . . . . . . . . . . . . . . . . .      15,000    14,997
Du Pont (EI) de Nemours, 4(2),
5.70 -5.75%, 11/9 - 11/24/95 . . . . . . . . . . .       7,000     6,931
Dun & Bradstreet, 5.67%, 1/30/96 . . . . . . . . .      10,000     9,827
Finnish Export Credit Ltd., 5.71%,
1/17 - 1/23/96 . . . . . . . . . . . . . . . . . .       6,100     6,004
Fleet Mortgage Group, 5.76 - 5.77%,
11/17 - 11/21/95 . . . . . . . . . . . . . . . . .       6,000     5,972
General Electric Capital, 5.60%,
11/6/95. . . . . . . . . . . . . . . . . . . . . .       2,000     1,952
Golden Peanut, 5.68%, 1/10 - 1/12/96 . . . . . . .      11,000    10,845
Knight-Ridder, 5.75%, 11/13/95 . . . . . . . . . .       5,700     5,663
Korea Development Bank, 5.72%,
1/25/96. . . . . . . . . . . . . . . . . . . . . .       5,000     4,924
National Australia Funding (Delaware),
5.73%, 1/16/96 . . . . . . . . . . . . . . . . . .       4,000     3,949
NationsBank, 5.625%, 1/12/96 . . . . . . . . . . .       2,000     1,950
Norfolk Southern, 4(2), 5.70%, 1/12/96 . . . . . .       3,864     3,805
Oesterrichische Kontrollbank, 5.46%,
1/11/96. . . . . . . . . . . . . . . . . . . . . .       6,000     5,829
Panasonic Finance, 4(2), 5.70 - 5.75%,
11/7 - 12/29/95. . . . . . . . . . . . . . . . . .      12,000    11,852
PHH, 5.75%, 11/10/95 . . . . . . . . . . . . . . .       8,000     7,951
Preferred Receivables Funding,
5.73 - 5.75%, 11/1 - 11/20/95. . . . . . . . . . .      13,650    13,596
Province of British Columbia, 5.61 - 6.20%,
11/17/95 - 1/3/96. . . . . . . . . . . . . . . . .       6,300     6,078
Province of Quebec, 5.60 - 6.20%,
12/6/95 - 2/26/96. . . . . . . . . . . . . . . . .       7,000     6,744
Republic of New York, 5.61%, 1/4/96. . . . . . . .       5,000     4,881
RTZ America, 4(2), 5.62%, 12/15/95 . . . . . . . .       2,600     2,562
SBNSW (Delaware), 5.67%, 12/14/95. . . . . . . . .      10,000     9,841
Statoil (Den Norske Stats Oljeselskap),
5.78 - 5.92%, 11/1/95. . . . . . . . . . . . . . .      11,237    11,228
Teco Finance, 4(2), 5.68%, 11/30/95. . . . . . . .       3,000     2,962
Transamerica Financial Group, 5.60%,
2/15/96. . . . . . . . . . . . . . . . . . . . . .       4,470     4,354
UBS Finance (Delaware), 5.88%,
11/1/95. . . . . . . . . . . . . . . . . . . . . .      12,000    11,998
Vermont American, 4(2), 5.73%,
11/9/95. . . . . . . . . . . . . . . . . . . . . .       2,015     2,003
Warner-Lambert, 5.65%, 12/22/95. . . . . . . . . .       4,000     3,883
Western Australian Treasury, 5.62 - 5.72%,
11/17/95 - 1/8/96. . . . . . . . . . . . . . . . .      12,000    11,820
Westpac Capital, 5.61 - 5.62%,
1/22 - 1/31/96 . . . . . . . . . . . . . . . . . .       7,000     6,800
WMX Technologies, 4(2), 5.68%,
11/29/95 . . . . . . . . . . . . . . . . . . . . .       7,737     7,625
Total Commercial Paper (Cost $278,790)                           278,717

Medium-Term Notes - 10.1%

ABB International Finance, (Eurobond),
6.375%, 2/20/96  . . . . . . . . . . . . . . . . .       5,000     5,007
Australian Wheat Board, 6.99%,
2/15/96. . . . . . . . . . . . . . . . . . . . . .       2,400     2,407
Bear Stearns, VR, 5.886%, 11/29/95 . . . . . . . .       5,000     4,997
First Chicago, VR, 5.938%, 11/1/95 . . . . . . . .       2,500     2,500
Ford Motor Credit, 5.15 - 8.875%,
3/15 - 8/14/96 . . . . . . . . . . . . . . . . . .       3,805     3,834
      VR, 6.141%, 12/18/95 . . . . . . . . . . . .       3,400     3,404
General Electric Capital, VR, 5.875 - 5.938%,
11/24/95 . . . . . . . . . . . . . . . . . . . . .       1,500     1,500
General Motors Acceptance Corporation, 8.625%,
7/15/96. . . . . . . . . . . . . . . . . . . . . .       3,100     3,160
Goldman Sachs Group L.P., VR, 5.828 - 6.108%,
11/24 - 11/28/95 . . . . . . . . . . . . . . . . .       8,000     8,000
Norwest, VR, 5.875%, 11/15/95. . . . . . . . . . .       1,000     1,000
Sears Roebuck Acceptance, 8.98%,
7/11/96. . . . . . . . . . . . . . . . . . . . . .       3,580     3,657
Wells Fargo & Company, VR, 5.878%,
12/20/95 . . . . . . . . . . . . . . . . . . . . .       1,500     1,499
World Savings and Loan Assn., VR,
5.875%, 11/21/95 . . . . . . . . . . . . . . . . .       3,000     2,999
Total Medium-Term Notes (Cost $43,938)                            43,964

U.S. Government Agency Obligations - 2.3%

Federal National Mortgage Assn., 5.813 - 6.00%,
9/27 - 10/7/96 (Cost $10,000). . . . . . . . . . .      10,000     9,995

Total Investments in Securities - 100.6% of Net Assets
(Cost $436,189). . . . . . . . . . . . . . . . . .               436,128

Other Assets Less Liabilities  . . . . . . . . . .                (2,664)
                                                               _________
Net Assets Consist of:                                Value
                                                   _________
Accumulated net realized gain/loss -
net of distributions . . . . . . . . . . . . . . .    $      5
Net unrealized gain (loss) . . . . . . . . . . . .         (61)
Paid-in-capital applicable to 433,519,796
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000 shares
of the Corporation authorized. . . . . . . . . . .     433,520
                                                   _________
NET ASSETS . . . . . . . . . . . . . . . . . . . .            $  433,464
                                                              _________
                                                              _________
NET ASSET VALUE PER SHARE. . . . . . . . . . . . .                 $1.00
                                                                   _____
                                                                   _____

    VR   Variable Rate
  4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Summit Limited-Term Bond Fund / October 31, 1995
(amounts in thousands)

                                                       Amount     Value
                                                       ______     _____

Corporate Bonds and Notes - 36.6%

BANKING - 5.5%
ABN AMRO Bank (Chicago), N.V., 7.25%,
5/31/05. . . . . . . . . . . . . . . . . . . . . .    $    250  $    253
Bankers Trust New York, Sub. Notes,
9.50%, 6/14/00 . . . . . . . . . . . . . . . . . .         225       249
Dime Bancorp, Sr. Notes, 10.50%,
11/15/05 . . . . . . . . . . . . . . . . . . . . .          90       100
Firstar, Sub. Notes, 7.15%, 9/1/00 . . . . . . . .         135       137
Hartford National, Sub. Capital Notes,
9.85%, 6/1/99. . . . . . . . . . . . . . . . . . .          50        55
Huntington National Bank, 4.48%,
10/14/96 . . . . . . . . . . . . . . . . . . . . .         130       128
Northern Trust, MTN, 9.15%, 3/13/98. . . . . . . .         225       240
Provident Bank, MTN, 5.00%, 6/15/96. . . . . . . .         125       124
Shawmut, Notes, 8.875%, 4/1/96 . . . . . . . . . .         200       202
                                                                   1,488

BROADCASTING AND MEDIA - 3.7%
Granite Broadcasting, Sr. Sub. Notes,
10.375%, 5/15/05 . . . . . . . . . . . . . . . . .          85        87
Heritage Media, Sr. Sub. Notes, 11.00%,
10/1/02. . . . . . . . . . . . . . . . . . . . . .         100       106
News America Holdings, Sr. Notes, 7.50%,
3/1/00 . . . . . . . . . . . . . . . . . . . . . .         225       233
TCI Communications, Sr. Notes, 8.00%,
8/1/05 . . . . . . . . . . . . . . . . . . . . . .         230       238
Time Warner, Notes, 7.95%, 2/1/00. . . . . . . . .         225       234
Young Broadcasting, Gtd. Sr. Sub. Notes,
11.75%, 11/15/04 . . . . . . . . . . . . . . . . .          85        94
                                                                     992

BROKER/DEALERS - 4.1%
Bear Stearns, 7.625%, 9/15/99. . . . . . . . . . .         225       234
Morgan Stanley Group, 7.32%,
1/15/97. . . . . . . . . . . . . . . . . . . . . .         100       101
PaineWebber Group, Notes, 7.00%,
3/1/00 . . . . . . . . . . . . . . . . . . . . . .         250       251
Salomon, MTN, 5.47%, 8/29/97 . . . . . . . . . . .         225       220
Smith Barney Holdings, Notes, 7.00%,
5/15/00. . . . . . . . . . . . . . . . . . . . . .         300       306
                                                                   1,112

BUILDING AND REAL ESTATE - 0.4%
Rouse, Sr. Notes, 8.50%, 1/15/03 . . . . . . . . .         110       118

CONSUMER PRODUCTS - 3.9%
Coca-Cola Bottling Group, Sr. Sub. Notes,
9.00%, 11/15/03. . . . . . . . . . . . . . . . . .         100       100
Coleman Holdings, Sr. Sec. Disc. Note,
Zero Coupon, 5/27/98 . . . . . . . . . . . . . . .          85        67
General Mills, MTN, 7.16%, 10/3/97 . . . . . . . .         250       255
Pepsico, MTN, 6.80%, 5/15/00 . . . . . . . . . . .         200       204
Philip Morris, 7.75%, 5/1/99 . . . . . . . . . . .         225       234
Seagram (Joseph E.) & Sons, Gtd. Notes,
9.75%, 6/15/00 . . . . . . . . . . . . . . . . . .         200       203
                                                                   1,063

CONSUMER SERVICES - 1.3%
Columbia HCA Healthcare, Notes, 6.41%,
6/15/00. . . . . . . . . . . . . . . . . . . . . .         185       185
      6.50%, 3/15/99 . . . . . . . . . . . . . . .          65        65
President Casinos, Sr. Notes, 13.00%,
9/15/01. . . . . . . . . . . . . . . . . . . . . .         100        88
      Warrants*. . . . . . . . . . . . . . . . . .      1 wts.         1
                                                                     339

FINANCE AND CREDIT - 6.1%
Advanta, MTN, 7.07%, 9/2/97. . . . . . . . . . . .    $    100       102
American Express, 8.75%, 6/15/96 . . . . . . . . .          50        51
Aristar, Sr. Notes, 7.875%, 2/15/99. . . . . . . .         225       236
Ciesco, MTN, 7.38%, 4/19/00. . . . . . . . . . . .         250       257
First USA Bank (Delaware), 6.125%,
10/30/97 . . . . . . . . . . . . . . . . . . . . .         250       252
Fleet Mortgage Group, Notes, 6.50%,
6/15/00. . . . . . . . . . . . . . . . . . . . . .         250       251
Greyhound Financial, FR, 6.125%,
2/15/96. . . . . . . . . . . . . . . . . . . . . .         200       200
Providian, MTN, 6.92%, 5/16/00 . . . . . . . . . .         300       308
                                                                   1,657

INDUSTRIALS - 8.9%
Agriculture Minerals and Chemicals,
Sr. Notes, 10.75%, 9/30/03 . . . . . . . . . . . .          85        90
American Standard, Sr. Deb.,
11.375%, 5/15/04 . . . . . . . . . . . . . . . . .         100       111
Boise Cascade, MTN, 6.81%, 2/1/99. . . . . . . . .         225       226
Coltec Industries, Sr. Sub. Deb.,
10.25%, 4/1/02 . . . . . . . . . . . . . . . . . .         100       102
Container Corporation of America,
Sr. Notes, 11.25%, 5/1/04. . . . . . . . . . . . .         100       105
Dow Capital, Deb., 8.25%, 2/15/96. . . . . . . . .         125       126
Exide, Sr. Notes, 10.00%, 4/15/05. . . . . . . . .          45        48
Ford Motor, MTN, 7.02%, 10/10/00 . . . . . . . . .         250       257
General Motors Acceptance Corporation,
9.625%, 12/15/01 . . . . . . . . . . . . . . . . .         300       346
IMO Industries, Sr. Sub. Deb.,
12.00%, 11/1/01. . . . . . . . . . . . . . . . . .         100       103
Lockheed, Deb., 9.375%, 10/15/99 . . . . . . . . .          85        94
McDonnell Douglas, Notes, 8.625%,
4/1/97 . . . . . . . . . . . . . . . . . . . . . .         125       129
Reynolds Metals, MTN, 9.20%, 7/6/00. . . . . . . .         225       248
Tenneco, 8.00%, 11/15/99 . . . . . . . . . . . . .         270       285
Westinghouse Electric, 7.75%,
4/15/96. . . . . . . . . . . . . . . . . . . . . .         125       126
                                                                   2,396

PETROLEUM - 0.7%
Occidental Petroleum, MTN,
5.90%, 11/9/98 . . . . . . . . . . . . . . . . . .         125       124
Petroleum Heat and Power, Sub. Deb.,
12.25%, 2/1/05 . . . . . . . . . . . . . . . . . .          45        50
                                                                     174

RAILROADS - 0.3%
CSX, 9.50%, 11/15/95 . . . . . . . . . . . . . . .          80        80

RETAIL - 1.1%
Federated Department Stores, Sr. Notes,
10.00%, 2/15/01. . . . . . . . . . . . . . . . . .          85        91
Sears Roebuck and Company, Notes,
8.55%, 8/1/96. . . . . . . . . . . . . . . . . . .         200       203
                                                                     294

UTILITIES - 0.6%
Consumers Power Company, 1st Mtg. Notes,
6.875%, 5/1/98 . . . . . . . . . . . . . . . . . .         152       153
Total Corporate Bonds and Notes
(Cost $9,760)                                                      9,866

U.S. Government Mortgage-Backed Securities - 25.2%

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.2%
Federal Home Loan Mortgage,
6.725%, 8/15/00. . . . . . . . . . . . . . . . . .         225       227
      6.80%, 4/15/18 . . . . . . . . . . . . . . .         300       300
      7.45%, 10/15/15. . . . . . . . . . . . . . .         193       196
      7.50%, 9/15/06 . . . . . . . . . . . . . . .         829       844
      8.25%, 7/15/12 . . . . . . . . . . . . . . .         100       103
      10.75%, 12/1/09. . . . . . . . . . . . . . .         182       199
      5 year Balloon, 6.00%, 4/1/99. . . . . . . .         473       470
      7 year Balloon, 7.00%, 7/1/02. . . . . . . .         699       708
Federal National Mortgage Assn., REMIC,
9.00%, 8/25/11 . . . . . . . . . . . . . . . . . .          11        11
      9.50%, 9/25/18 . . . . . . . . . . . . . . .         235       238
                                                                   3,296

U.S. GOVERNMENT GUARANTEED OBLIGATIONS - 13.0%
Government National Mortgage Assn., I,
10.00%, 11/15/09 - 10/15/21. . . . . . . . . . . .       1,166     1,277
      II, 10.00%, 10/20/20 . . . . . . . . . . . .         288       311
      Midget, I, 9.00%, 4/15 - 12/15/01. . . . . .         111       117
      9.50%, 3/15/98 . . . . . . . . . . . . . . .          27        28
      10.00%, 8/15/98 - 4/15/01. . . . . . . . . .         883       928
      10.50%, 2/15/98 - 2/15/01. . . . . . . . . .         807       848
                                                                   3,509
Total U.S. Government Mortgage-Backed Securities
(Cost $6,768)                                                      6,805

U.S. Government Obligations - 20.4%
U.S. Treasury Notes,
      6.125%, 5/15/98. . . . . . . . . . . . . . .         500       505
      6.875%, 3/31/00. . . . . . . . . . . . . . .       1,300     1,353
      7.25%, 8/31/96 . . . . . . . . . . . . . . .       1,000     1,013
      7.75%, 1/31/00 . . . . . . . . . . . . . . .         750       804
      7.875%, 7/15/96. . . . . . . . . . . . . . .         250       254
      9.375%, 4/15/96. . . . . . . . . . . . . . .       1,550     1,576
Total U.S. Government Obligations
(Cost $5,457)                                                      5,505

Asset-Backed Securities - 3.8%

AUTO-BACKED - 1.2%
Ford Credit Auto Loan Master Trust,
6.50%, 8/15/02 . . . . . . . . . . . . . . . . . .         225       228
USAA Auto Loan Grantor Trust, 5.00%,
11/15/99 . . . . . . . . . . . . . . . . . . . . .         100        99
                                                                     327

CREDIT CARD-BACKED - 1.7%
Banc One Credit Card Master Trust,
6.15%, 7/15/02 . . . . . . . . . . . . . . . . . .         240       240
NationsBank Credit Card Master Trust,
6.45%, 4/15/03 . . . . . . . . . . . . . . . . . .         225       228
                                                                     468

RECEIVABLES-BACKED - 0.8%
Oakwood Mortgage, 6.45%, 12/31/99. . . . . . . . .         225       225

WHOLE LOANS-BACKED - 0.1%
Bear Stearns, CMO, 9.00%, 6/1/17 . . . . . . . . .          11        12
Total Asset-Backed Securities
(Cost $1,025)                                                      1,032

Commerical Paper - 12.2%

BMW U.S. Capital, 5.75%, 11/13/95. . . . . . . . .         500       499
Campbell Soup, 5.72%, 11/2/95. . . . . . . . . . .         205       205
Dillard Investment, 5.71%, 11/10/95. . . . . . . .         315       314
Hewlett Packard, 5.65%, 1/19/96. . . . . . . . . .         400       394
Investments in Commercial Paper through
a joint account, 5.87 - 5.88%,
11/1/95. . . . . . . . . . . . . . . . . . . . . .       1,327     1,327
Mobil Australia Finance,
5.70%, 11/30/95. . . . . . . . . . . . . . . . . .         564       561
Total Commercial Paper
(Cost $3,300)                                                      3,300

Total Investments in Securities -
98.2% of Net Assets (Cost $26,310) . . . . . . . .                26,508

Other Assets Less Liabilities  . . . . . . . . . .                   496
                                                               _________
Net Assets Consist of:                                Value
                                                   __________
Accumulated net investment income -
net of distributions . . . . . . . . . . . . . . .    $   (139)
Accumulated net realized gain/loss -
net of distributions . . . . . . . . . . . . . . .      (1,370)
Net unrealized gain (loss) . . . . . . . . . . . .         198
Paid-in-capital applicable to 5,802,467
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000 shares
of the Corporation authorized. . . . . . . . . . .      28,315
                                                   __________
NET ASSETS . . . . . . . . . . . . . . . . . . . .              $ 27,004
                                                               _________
                                                               _________
NET ASSET VALUE PER SHARE. . . . . . . . . . . . .                 $4.65
                                                                   _____
                                                                   _____
     *   Non-income Producing
   CMO   Collateralized Mortgage Obligation
    FR   Floating Rate
   MTN   Medium Term Note
 REMIC   Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Summit GNMA Fund / October 31, 1995
(amounts in thousands)

                                                      Amount       Value
                                                      ______      ______

U.S. Government Mortgage-Backed Securities - 98.2%

U.S. GOVERNMENT GUARANTEED OBLIGATIONS - 89.3%
Government National Mortgage Assn., I,
      7.00%, 4/15/24 . . . . . . . . . . . . . . .    $    337  $    335
      7.50%, 6/15/22 - 5/15/24 . . . . . . . . . .       2,587     2,630
      8.00%, 4/15/17 - 9/15/24 . . . . . . . . . .       2,502     2,596
      8.50%, 6/15/16 - 11/15/22. . . . . . . . . .         909       958
      9.00%, 8/15/08 - 8/15/21 . . . . . . . . . .         929       987
      9.50%, 6/15/09 - 3/15/25 . . . . . . . . . .       2,075     2,229
      10.00%, 3/15/18. . . . . . . . . . . . . . .         112       123
      10.50%, 9/15/13 - 12/15/19 . . . . . . . . .       1,467     1,621
      11.00%, 12/15/09 - 7/15/19 . . . . . . . . .         301       338
      11.50%, 6/15 - 12/15/15. . . . . . . . . . .          88       100
  II, 9.00%, 5/20/22 - 3/20/25 . . . . . . . . . .       1,070     1,119
      9.50%, 2/20/17 - 12/20/20. . . . . . . . . .         413       437
      10.00%, 1/20/14 - 3/20/21. . . . . . . . . .         349       377
      11.00%, 9/20/17. . . . . . . . . . . . . . .          49        55
  GPM, I, 9.25%, 7/15/16 - 8/15/21 . . . . . . . .         150       158
      9.50%, 7/15/09 . . . . . . . . . . . . . . .          84        90
      10.00%, 8/15/13. . . . . . . . . . . . . . .           4         5
  Project Loan, I, 8.50%, 1/15/27. . . . . . . . .         201       210
      9.25%, 9/15/23 . . . . . . . . . . . . . . .         289       289
  REMIC, 6.50%, 10/16/24 . . . . . . . . . . . . .       3,000     2,746
  TBA, I, 6.50%, 1/1/25. . . . . . . . . . . . . .       2,000     1,946
      7.00%, 1/1/25. . . . . . . . . . . . . . . .       1,000       994
                                                                  20,343

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
Federal Home Loan Mortgage, 5.00%, 7/15/05 . . . .          50        49
      7.50%, 12/15/19. . . . . . . . . . . . . . .         500       511
Federal National Mortgage Assn.,
      5.00%, 11/25/20 - 8/25/22. . . . . . . . . .       1,016       916
      6.00%, 3/25/11 . . . . . . . . . . . . . . .           2         2
      8.00%, 1/25/21 . . . . . . . . . . . . . . .          37        38
                                                                   1,516

STRIPPED MORTGAGE SECURITIES - 2.3%
Federal National Mortgage Assn., CMO,
Interest Only, 6.50%, 10/1/23**. . . . . . . . . .         872       277
      8.50%, 4/1/22**. . . . . . . . . . . . . . .         925       216
  REMIC, Principal Only, Zero Coupon,
  9/25/98. . . . . . . . . . . . . . . . . . . . .          29        25
                                                                     518
Total U.S. Government Mortgage-Backed
Securities (Cost $22,104)                                         22,377

U.S. Government Obligations - 15.8%

U.S. Treasury Bonds, 6.875%,
8/15/25. . . . . . . . . . . . . . . . . . . . . .       2,500     2,683
U.S. Treasury Notes, 6.00%, 6/30/96. . . . . . . .         915       917
Total U.S. Government Obligations
(Cost $3,591)                                                      3,600

Asset-Backed Securities - 0.4%

HOME EQUITY LOANS-BACKED - 0.4%
Prudential Home Mortgage Securities,
6.00%, 10/25/07 (Cost $92) . . . . . . . . . . . .          92        91

Total Investments in Securities - 114.4% of
Net Assets (Cost $25,787)                                         26,068

Other Assets Less Liabilities  . . . . . . . . . .                (3,291)
                                                               _________
Net Assets Consist of:                                   Value
                                                      _________
Accumulated net investment income -
net of distributions . . . . . . . . . . . . . . .    $   (128)
Accumulated net realized gain/loss -
net of distributions . . . . . . . . . . . . . . .        (187)
Net unrealized gain (loss) . . . . . . . . . . . .         281
Paid-in-capital applicable to 2,321,071
shares of $0.001 par value capital
stock outstanding; 1,000,000,000 shares
of the Corporation authorized. . . . . . . . . . .      22,811
                                                   _________
NET ASSETS . . . . . . . . . . . . . . . . . . . .              $ 22,777
                                                               _________
                                                               _________
NET ASSET VALUE PER SHARE. . . . . . . . . . . . .                 $9.81
                                                                   _____
                                                                   _____

    ** For Interest Only securities, amount represents notional principal, on which the fund receives interest.
   CMO   Collateralized Mortgage Obligation
   GPM   Graduated Payment Mortgage
 REMIC   Real Estate Mortgage Investment Conduit
   TBA   To be announced security was purchased on a forward commitment basis.

Statement of Operations
T. Rowe Price Summit Income Funds / Year Ended October 31, 1995
(in thousands)

                                     Cash
                                   Reserves      Limited-Term      GNMA
                                     Fund          Bond Fund       Fund
                                   _________       _________     _________
INVESTMENT INCOME
Interest income. . . . . . . . . .  $ 18,408      $  1,662     $   1,497
Investment management and
administrative
expenses . . . . . . . . . . . . .     1,381           123           113
                                   _________     _________     _________
Net investment income. . . . . . .    17,027         1,539         1,384
                                   _________     _________     _________

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities . . . . . . . . . . .         4          (439)         (275)
  Futures. . . . . . . . . . . . .         -             -           (13)
                                   _________     _________     _________
  Net realized
  gain (loss). . . . . . . . . . .         4          (439)         (288)
Change in net unrealized
gain or loss
on securities. . . . . . . . . . .        22           503         1,547
                                   _________     _________     _________
Net realized and
unrealized gain (loss) . . . . . .        26            64         1,259
                                   _________     _________     _________

INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS . . . . . . . . . . . .  $ 17,053      $  1,603     $   2,643
                                   _________     _________     _________
                                   _________     _________     _________

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets

T. Rowe Price Summit Income Funds
(in thousands)

                               Cash Reserves Fund       Limited-Term Bond Fund           GNMA Fund
                              ____________________       ____________________      ____________________
                             Year         Oct. 29,         Year       Oct. 29,       Year      Oct. 29,
                             Ended        1993* to         Ended      1993* to       Ended     1993* to
                           Oct. 31,       Oct. 31,       Oct. 31,     Oct. 31,     Oct. 31,    Oct. 31,
                             1995           1994           1995         1994         1995        1994
                            _______        _______        _______      _______      _______     _______

INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment
income . . . . . . . . . . $   17,027     $   3,647     $    1,539    $   1,057     $   1,384    $  1,001
Net realized gain
(loss) . . . . . . . . . .          4             1           (439)      (1,132)         (288)       (223)
Change in net unrealized
gain or loss . . . . . . .         22           (83)           503         (305)        1,547      (1,266)
                             ________      ________       ________     ________      ________    ________

Increase (decrease) in
net assets
from operations. . . . . .     17,053         3,565          1,603         (380)        2,643        (488)
                             ________      ________       ________     ________      ________    ________

Distributions to shareholders
Net investment
income . . . . . . . . . .    (17,027)       (3,647)        (1,478)      (1,056)       (1,309)     (1,001)
Tax return of
capital. . . . . . . . . .          -             -            (62)           -           (75)          -
                             ________      ________       ________     ________      ________    ________
Decrease in net
assets from
distributions. . . . . . .    (17,027)       (3,647)        (1,540)      (1,056)       (1,384)     (1,001)
                             ________      ________       ________     ________      ________    ________

Capital share transactions**
Shares sold. . . . . . . .    720,697       340,645         17,791       32,622        11,514      22,577
Distributions
reinvested . . . . . . . .     15,823         3,318          1,190          861         1,002         774
Shares redeemed. . . . . .   (489,605)     (157,398)       (13,156)     (10,961)       (8,182)     (4,708)
                             ________      ________       ________     ________      ________    ________
Increase (decrease)
in net assets from
capital share
transactions . . . . . . .    246,915       186,565          5,825       22,522         4,334      18,643
                             ________      ________       ________     ________      ________    ________

Increase (decrease) in
net assets . . . . . . . .    246,941       186,483          5,888       21,086         5,593      17,154

NET ASSETS
Beginning of
period . . . . . . . . . .    186,523            40         21,116           30        17,184          30
                             ________      ________       ________     ________      ________    ________
End of period. . . . . . . $  433,464     $ 186,523     $   27,004    $  21,116     $  22,777    $ 17,184
                             ________      ________       ________     ________      ________    ________
                             ________      ________       ________     ________      ________    ________

**Share information
Shares sold. . . . . . . .    720,697       340,645          3,847        6,654         1,206       2,285
Distributions
reinvested . . . . . . . .     15,823         3,318            257          181           105          81
Shares
redeeemed. . . . . . . . .   (489,605)     (157,398)        (2,858)      (2,285)         (868)       (491)
                             ________      ________       ________     ________      ________    ________
Increase (decrease)
in shares
outstanding. . . . . . . .    246,915       186,565          1,246        4,550           443       1,875
                             ________      ________       ________     ________      ________    ________
                             ________      ________       ________     ________      ________    ________

     *   Commencement of operations

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Summit Income Funds / October 31, 1995

Note 1 - Significant Accounting Policies

T. Rowe Price Summit Funds, Inc., (the Corporation) is registered under the Investment Company Act of 1940. The Summit Cash Reserves Fund (the Cash Reserves Fund), the Summit Limited-Term Bond Fund (the Limited-Term Bond Fund) and the Summit GNMA Fund (the GNMA Fund), diversified, open-end management investment companies, are the three portfolios established by the Corporation.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Except with respect to certain securities held by the Cash Reserves Fund, securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund with remaining maturities of 60 days or less are valued at amortized cost. Equity securities are valued at the last bid price.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

B) Premiums and Discounts - Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

A) Commercial Paper Joint Account - The Limited-Term Bond Fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the Limited-Term Bond Fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of U.S. government securities and other portfolio securities, excluding short-term securities, for the year ended October 31, 1995, were as follows:

                                        Limited-Term
                                          Bond Fund         GNMA Fund
                                        _____________     ____________

U.S. Government Securities

  Purchases                            $     8,572,000  $   42,015,000
  Sales                                     11,155,000      35,851,000
Other Securities
  Purchases                                  9,648,000               -
  Sales                                      5,043,000           7,000

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Limited-Term Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,371,000, of which $1,017,000 expires in 2002, and $354,000 in 2003. The GNMA Fund has an unused realized capital loss carryforward for federal income tax purposes of $187,000, which expires in 2003. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1995. The results of operations and net assets were not affected by the reclassifications.

                                        Limited-Term
                                          Bond Fund         GNMA Fund
                                        _____________     ____________

Undistributed Net
Investment Income                      $    (139,000)    $    (128,000)
Undistributed Net
Realized Gain                                201,000           211,000
Paid-in-Capital                              (62,000)          (83,000)

      At October 31, 1995, the aggregate cost of investments for the Cash Reserves, Limited-Term Bond, and GNMA funds for federal income tax and financial reporting purposes was $436,189,000, $26,310,000, and $25,787,000, respectively. Net unrealized gain (loss) on investments was as follows:

                             Cash Reserves    Limited-Term
                                  Fund          Bond Fund      GNMA Fund
                               __________      __________     __________

Appreciated
Investments                    $    41,000   $    236,000   $  485,000

Depreciated
Investments                       (102,000)       (38,000)    (204,000)
                                __________     __________   __________
Net Unrealized
Gain (Loss)                    $   (61,000)  $    198,000   $  281,000
                                __________     __________   __________
                                __________     __________   __________

Note 4 - Related Party Transactions

The investment management and administrative agreement between each fund and T. Rowe Price Associates, Inc. (the Manager), provides for an all-inclusive annual fee, of which $138,000 was payable at October 31, 1995 by the Cash Reserves Fund. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund, 0.55% of average daily net assets for the Limited-Term Bond Fund, and 0.60% of average daily net assets for the GNMA Fund. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.



Financial Highlights
T. Rowe Price Summit Income Funds

                                                     For a share outstanding throughout each period
                                Cash Reserves Fund        Limited-Term Bond Fund               GNMA Fund
                               ____________________        ____________________          ____________________
                             Year           Oct. 29,      Year          Oct. 29,      Year          Oct. 29,
                             Ended          1993* to      Ended         1993* to      Ended         1993* to
                           Oct. 31,         Oct. 31,    Oct. 31,        Oct. 31,     Oct.31,        Oct. 31,
                             1995             1994        1995            1994        1995            1994
                            ______           ______      ______          ______      ______          ______
NET ASSET VALUE,
BEGINNING OF
PERIOD . . . . . . . . . .    $1.000         $1.000        $4.64           $5.00        $9.15      $10.00
                              ______         ______       ______          ______       ______      ______

Investment activities
Net investment
income . . . . . . . . . .     0.055          0.035         0.32            0.33         0.70        0.69
Net realized and
unrealized gain
(loss) . . . . . . . . . .         -              -         0.01           (0.36)        0.66       (0.85)
                              ______         ______       ______          ______       ______      ______
Total from investment
activities . . . . . . . .     0.055          0.035         0.33           (0.03)        1.36       (0.16)
                              ______         ______       ______          ______       ______      ______
Distributions
   Net investment
  income . . . . . . . . .    (0.055)        (0.035)       (0.31)          (0.33)       (0.67)      (0.69)
   Tax return of
  capital. . . . . . . . .         -              -        (0.01)              -        (0.03)          -
                              ______         ______       ______          ______       ______      ______
   Total
  distributions. . . . . .    (0.055)        (0.035)       (0.32)          (0.33)       (0.70)      (0.69)
                            ______          ______       ______          ______       ______      ______
NET ASSET VALUE,
END OF PERIOD. . . . . . .    $1.000         $1.000        $4.65           $4.64        $9.81       $9.15
                              ______         ______       ______          ______       ______      ______
                              ______         ______       ______          ______       ______      ______

RATIOS/SUPPLEMENTAL DATA
Total return . . . . . . .     5.68%          3.60%        7.36%          (0.71)%      15.43%      (1.67)%
Ratio of expenses
to average
net assets . . . . . . . .     0.45%          0.45%!       0.55%           0.55%!       0.60%       0.60%!
Ratio of net investment
income to average
net assets . . . . . . . .     5.55%          4.03%!       6.85%           6.98%!       7.40%       7.31%!
Portfolio turnover
rate . . . . . . . . . . .         -              -        84.3%          296.0%!      173.8%       61.5%!
Net assets, end of period
(in thousands) . . . . . .  $433,464       $186,523      $27,004         $21,116      $22,777     $17,184

     !   Annualized
     *   Commencement of operations

The accompanying notes are an integral part of these financial statements.


Report of Independent Accountants

To the Board of Directors of the T. Rowe Price Summit Funds, Inc.
and Shareholders of the T. Rowe Price Summit Cash Reserves Fund,
T.Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Summit GNMA Fund.

We have audited the accompanying statement of net assets of the T. Rowe Price Summit Funds, Inc. (which include the T. Rowe Price Summit Cash Reserves Fund,
T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Summit GNMA
Fund), as of October 31, 1995, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year ended October 31, 1995 and the period October 29, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Summit Funds, Inc. as of October 31, 1995, the results of their operations, the changes in their net assets and financial highlights for the periods stated in the first paragraph in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
November 17, 1995

Chart 1 - Interest Rate Levels
A 3-line chart showing interest rate levels on the current coupon GNMA, 5-year Treasury note, and the 90-day Treasury bill from 10/31/94 through 10/31/95.

Chart 2 - Performance Comparison
Fiscal-year performance comparison line graph for Summit Cash Reserves Fund shows value of $10,000 investments in Summit Fund and Donoghue's 1st Tier Average from 10/93 to 10/95.

Chart 3 - Performance Comparison
Fiscal-year performance comparison line graph for Summit GNMA Fund shows value of $10,000 investments in Summit Fund, Lipper GNMA Funds Average, and Salomon GNMA Index from 10/93 to 10/95.

Chart 4 - Performance Comparison
Fiscal-year performance comparison line graph for Summit Limited-Term Bond Fund shows value of $10,000 investments in Summit Fund, Merrill Lynch 1-5 Year Corporate/Government Index, and Lipper Short Investment-Grade Debt Funds Average from 10/93 to 10/95.